UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2011 (November 17, 2011)

HealthStream, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	000-27701	62-1443555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 10th Avenue South, Suite 450, Nashville, Tennessee 37203

(Address of principal executive offices) (Zip Code)

(615) 301- 3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 17, 2011, HealthStream, Inc., a Tennessee corporation (the “Company”), and certain shareholders of the Company (the “Selling Shareholders”) entered into an underwriting agreement (the “Underwriting Agreement”) with William Blair & Company, L.L.C., as representative of the several underwriters named therein (the “Underwriters”). Pursuant to the terms and conditions of the Underwriting Agreement, the Company agreed to sell 3,100,000 shares of its common stock, no par value per share (the “Common Stock”), and the Selling Shareholders agreed to sell 150,000 shares of Common Stock at a per share purchase price to the public of $16.25. Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to 487,500 additional shares of Common Stock on the same terms and conditions to cover over-allotments, if any. The Common Stock is being offered pursuant to a prospectus supplement, dated November 17, 2011, and a base prospectus, dated November 14, 2011, relating to the Company’s effective shelf registration statement on Form S-3, as amended (File No. 333-175863) (the “Registration Statement”).

The Underwriting Agreement contains customary representations, warranties and covenants that are valid as between the parties and as of the date of entering into such Underwriting Agreement, and are not factual information to investors about the Company.

The above description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement. A copy of the Underwriting Agreement is incorporated herein by reference and is attached to this Current Report on Form 8-K as Exhibit 1.1.

Item 8.01.	Other Events.

The opinion and consent of Bass, Berry & Sims PLC as to the validity of the Common Stock offered pursuant to the prospectus supplement dated November 17, 2011 filed herewith as Exhibit 5.1 and 23.1, respectively, are incorporated by reference into the Registration Statement as an exhibit thereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 17, 2011, by and among HealthStream, Inc., the selling shareholders named in Schedule B thereto, and William Blair & Company, L.L.C., as representative of the several underwriters named in Schedule A thereto.

5.1	Opinion of Bass, Berry & Sims PLC regarding the legality of shares.

23.1	Consent of Bass, Berry & Sims PLC (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 21, 2011	HEALTHSTREAM, INC.

	By:	/s/ Gerard M. Hayden, Jr.
Gerard M. Hayden, Jr.
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 17, 2011, by and among HealthStream, Inc., the selling shareholders named in Schedule B thereto, and William Blair & Company, L.L.C., as representative of the several underwriters named in Schedule A thereto.

5.1	Opinion of Bass, Berry & Sims PLC regarding the legality of shares.

23.1	Consent of Bass, Berry & Sims PLC (included in Exhibit 5.1).